UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 11, 2007

Rapid Link, Incorporated
(Exact name of Registrant as specified in its charter)
Delaware	0-22636	75-2461665
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation	File Number)	Identification No.)

17383 Sunset Boulevard, Suite 350
Los Angeles, California 90272
(Address of principal executive offices, including Zip Code)

Registrant's telephone number, including area code (310) 566-1701

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward Looking Statements

This Form 8-K and other reports filed by Registrant from time to time with the Securities and Exchange Commission (collectively the "Filings") contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, Registrant's management as well as estimates and assumptions made by Registrant's management. When used in the filings the words "anticipate", "believe", "estimate", "expect", "future", "intend", "plan" or the negative of these terms and similar expressions as they relate to Registrant or Registrant's management identify forward looking statements. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to Registrant's industry, Registrant's operations and results of operations and any businesses that may be acquired by Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although Registrant believes that the expectations reflected in the forward looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results. The following discussion should be read in conjunction with Registrant's pro forma financial statements and the related notes that will be filed herein.

Item 1.01   Entry into a Material Agreement.

As of September 5, 2007, Registrant executed a binding Letter of Intent ("LOI") to purchase the business and assets of Web Breeze Networks, LLC and Communications Advantage, LLC, each a wireless broadband service provider for a combination of Rapid Link common stock and cash ("Asset Purchase").

Web Breeze Networks, and Communications Advantage are located in rural Amador County, California, and have served local clientele for over eight years. Communications Advantage and Web-Breeze Networks provide reliable, predicable revenue streams produced from an excellent carrier class network and a loyal customer base. The assets include a 350 Square Mile Wireless Broadband Network in Amador County California serving 1440 Users, from 400 points of presence, a Worldwide Web-hosting Service, Full Service Web based Email Services, nationwide Dial-up Internet access, national IP Voice Messaging and Fax Messaging service and over 800 long-distance customers using One Plus dialing, Nationwide 800, and Travel Card services with customers in every state.

The time of Closing shall be not later than October 15, 2007 (the "Closing Date"), unless extended by mutual consent of the parties.

Registrant will pay the members ( "Target Members") of Communications Advantage, LLC and Web Breeze Networks, LLC (collectively, "Comm Adv") shares of common stock and cash as outlined below as compensation ("Purchase Price") for the purchase of all Comm Adv assets, which Purchase Price shall be paid as follows:

     i.     1,000,000 shares of Registrant common stock shall be delivered to the Target Members within five days of the Closing Date, provided that Comm Adv gross monthly retail billed revenues are at least $40,000.00 for the calendar month ending September 31, 2007. A proportionate number of shares will be withheld should monthly billed retail revenues fall short of $40,000.00. The stock value at time of transfer to Comm Adv shall have a value of no less than $100,000. Should the value at the time of transfer have a value of less than $100,000 then Registrant will issue additional stock to achieve a value at the time of transfer of no less than $100,000, provided that in no instance shall Registrant issue more than 1,500,000 shares of common stock. Stock value will be determined by the OTC closing price of the stock of the day prior to transfer. No less than 1,000,000 shares will be issued regardless of stock price on the day of transfer.

     ii.     $75,000 shall be wired pursuant to written instructions to the designated account of the Stockholders of Comm Adv within five (5) days of the Closing Date, based on the same criteria as described in (i) above. A proportionate amount of this cash payment will be withheld should gross monthly billed retail revenues fall short of $40,000.00

     iii.     $50,000 Note payable within 180 days of closing.

     iv.     Earn-out Period and payment #1: 30% of net revenue increase for the period ending 1 year from closing will be paid within 45 days of period ending 1 year from closing provided that revenues grow above $240,000 (from wireless, dial up, web hosting and VoIP combined, on networks built or owned in Amador and Calaveras counties). Should Earn Out Period #1 ending revenues fall below $300,000 no Earn Out #1 payment will be paid. Earn out will be paid in cash or Target Stockholders may elect to take Earn out in stock which will be calculated at 90% of market at the time of earn out calculation.

     v.     Earn-out Period and payment #2: 30% of net revenue increase for the period ending 2 years from closing and beginning 1 year from closing will be paid within 45 days of period ending 2 years from closing provided: revenues are greater at beginning of this Earn Out period than at the start of Earn Out Period #1 (from wireless, dial up, web hosting and VoIP combined, on networks built or owned in Amador and Calaveras counties). Should Earn Out Period #2 ending revenues fall below $400,000, no Earn Out #2 payment will be paid. Earn out will be paid in cash or Target Stockholders may elect to take Earn out in stock which will be calculated at 90% of market at the time of earn out calculation.

     vi.     Earn-out Period and payment #3: 30% of net revenue increase for the period ending 3 years from closing and beginning 2 years from closing will be paid within 45 days of period ending 3 years from closing provided: revenues are greater at beginning of this Earn Out period than at the start of Earn Out Period #2 (from wireless, dial up, web hosting and VoIP combined, on networks built or owned in Amador and Calaveras counties). Should Earn Out Period #3 ending revenues fall below $600,000, no Earn Out #3 payment will be paid. Earn out will be paid in cash or Target Stockholders may elect to take Earn out in stock which will be calculated at 90% of market at the time of earn out calculation.

     vii.     Securities issued to the stockholders of Comm Adv shall have "piggy back" rights on any registration statement filed by Registrant subsequent to closing of this transaction.

Registrant will assume all liabilities of Target which will not exceed $140,000. Registrant and Eric Shippam shall enter into an irrevocable 3 year employment contract. The agreement will contain a non-compete clause, with 5 year lock-out of Amador and Calaveras Counties. Registrant may cancel this employment contract at any time after year one by paying Eric Shippam 70% of any unpaid portion of the employment contract within 30 days of termination of said employment agreement.

Rapid Link will commit $300,000 of the $3 million dollars committed to Rapid Link in the financing completed by Westside Capital (per publicly filed Form 8-K on June 21, 2007), for the purpose of expansion and revenue growth into the Amador and Calaveras broadband internet markets.

Until consummation or termination of the contemplated Asset Purchase, Comm Adv will conduct business only in the ordinary course and no material assets of Comm Adv shall be sold, encumbered, hypothecated or disposed of except in the ordinary course of business and only with the written consent of the other party which consent will not be unreasonably withheld.

The foregoing description of the LOI is only a summary and is qualified in its entirety by reference to the aforementioned documents contained in Exhibit 10.1 which is incorporated herein by reference. .

Item 9.01   Financial Statement and Exhibits.

a)  Financial Statement. Not applicable

b)  Pro forma Financial Statement. Not applicable.

c)  Exhibits
Exhibit Number	Description

10.1	Letter of Intent dated as of September 5, 2007

99.1	Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Rapid Link, Incorporated

Rapid Link, Incorporated

Date: September 11, 2007	By: /s/ John Jenkins
John Jenkins
Chief Executive Officer